SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  -----------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 2, 2003


                             ADEPT TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)


          California                    0-27122                  94-2900635
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

            3011 Triad Drive
             Livermore, CA                                          94550
(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (925) 245-3400

                                      None

          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events and Required FD Disclosure.

         The following information is filed pursuant to Item 5, Other Events and Required FD Disclosure.

         On December 3, 2003, Adept Technology, Inc. ("Adept") issued a press release announcing that it has reorganized its management team. In connection therewith, Brian Carlisle, President, and Bruce Shimano, Vice President of Research and Development and Secretary, have resigned from Adept effective December 5, 2003. Additionally, Mr. Shimano has resigned as a member of Adept's Board of Directors effective December 2, 2003.

         A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         The following exhibit is filed with this report on Form 8-K:

         Exhibit No.                       Description
         -----------                       -----------

         99.1        Press Release of the Registrant issued on December 3, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ADEPT TECHNOLOGY, INC.


Date:  December 3, 2003                     By:      /s/ Michael W. Overby
                                                -----------------------------
                                                Michael W. Overby
                                                Chief Financial Officer